UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): October 22, 2008

                             BIOSPHERE MEDICAL, INC.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                        0-23678                04-3216867
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
    of Incorporation)                                       Identification No.)

               1050 Hingham Street
            Rockland, Massachusetts                       02370
        (Address of Principal Executive                (Zip Code)
                  Offices)

       Registrant's telephone number, including area code: (781) 681-7900


          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.    Results of Operations and Financial Condition.

On October 22, 2008, BioSphere Medical, Inc. announced its financial results for the quarter ended September 30, 2008. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 2.02 and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

(d)     Exhibits

     99.1 Press release entitled "BioSphere Medical Reports 2008 Third Quarter Financial Results Reflecting Progress with U.S. Sales and Marketing Initiatives," issued October 22, 2008.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2008        BIOSPHERE MEDICAL, INC.


                              By:   /s/ MARTIN J. JOYCE
                                    --------------------------------------------
                                    Martin J. Joyce
                                    Executive Vice President and Chief Financial
                                    Officer


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                                  EXHIBIT INDEX

Exhibit No.                              Description
------------   -----------------------------------------------------------------
99.1           Press  release  entitled  "BioSphere  Medical  Reports 2008 Third
               Quarter Financial Results Reflecting Progress with U.S. Sales and
               Marketing Initiatives" issued October 22, 2008.


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